UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549
 ________________________________
 FORM 8-K
________________________________
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):    May 16, 2024 (May 15, 2024)

THE AARON'S COMPANY, INC.
(Exact name of Registrant as Specified in Charter)

Georgia	1-39681	85-2483376
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

400 Galleria Parkway SE	Suite 300	Atlanta	Georgia	30339-3194
(Address of principal executive offices)				(Zip Code)
Registrant’s telephone number, including area code: (678) 402-3000
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
    Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
    ☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
    ☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
    ☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
    ☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.50 Par Value	AAN	New York Stock Exchange

    Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
    Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.07.     SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
The Company held its Annual Meeting on May 15, 2024 in Atlanta, Georgia. As of March 14, 2024, the record date for the Annual Meeting, there were 31,484,506 shares of the Company’s common stock outstanding and entitled to vote at the Annual Meeting. A total of 27,759,468 shares of the Company’s common stock were represented at the Annual Meeting in person or by proxy, which was 88.17% of the aggregate number of shares of common stock entitled to vote at the Annual Meeting. At the Annual Meeting, the Company’s shareholders took the actions listed below and elected each of the director nominees to serve as directors until the expiration of such director’s term at the Company’s 2025 annual meeting of shareholders and until such director’s successor is duly elected and qualified, or until such director’s earlier resignation, removal from office or death, having cast the following votes:

Proposal 1 – Election of Ten Directors.

	For	Against	Abstain	Non-Votes
Wangdali C. Bacdayan	23,090,272	931,910	37,304	3,699,982
Laura N. Bailey	23,118,325	904,885	36,276	3,699,982
Kelly H. Barrett	23,044,507	982,164	32,815	3,699,982
Walter G. Ehmer	23,076,838	953,642	29,006	3,699,982
Hubert L. Harris, Jr.	23,148,549	882,861	28,076	3,699,982
Timothy A. Johnson	23,186,641	835,712	37,133	3,699,982
Douglas A. Lindsay	23,416,590	619,362	23,534	3,699,982
Kristine K. Malkoski	22,247,610	1,774,461	37,415	3,699,982
Marvonia P Moore	23,112,835	909,544	37,107	3,699,982
John W. Robinson, III	23,041,926	989,923	27,637	3,699,982

Proposal 2 – Approval of a non-binding, advisory basis to approve the Company’s executive compensation.

For	Against	Abstain	Non-Votes
20,283,614	3,740,176	35,696	3,699,982

Proposal 3 – Ratification of the appointment of Ernst and Young LLP as the Company's independent registered public accounting firm for 2024.

For	Against	Abstain	Non-Votes
26,746,139	558,397	454,932	—

Proposal 4 – Approval of an amendment and restatement of The Aaron's Company, Inc. Amended and Restated 2020 Equity and Incentive Plan.

For	Against	Abstain	Non-Votes
21,577,631	2,429,992	51,863	3,699,982

Based on the votes set forth above, each of the proposal were approved by the shareholders of the Company.

ITEM 9.01.     FINANCIAL STATEMENTS AND EXHIBITS
(d) Exhibits:

Exhibit No.	Description

4.1
The Aaron's Company, Inc. Amended and Restated 2020 Equity and Inventive Plan (incorporated herein by reference to Exhibit 4.3 of the Registrant's Form S-8 filed with the Commission on May 16th, 2024).

Exhibit 104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE AARON'S COMPANY, INC.
		By:	/s/ C. Kelly Wall
Date:	May 16, 2024		C. Kelly Wall Chief Financial Officer